Investor Presentation March 2022

Forward Looking Statements 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including, but not limited to, demand for energy, economic growth, our employees and contractors, vaccine mandates, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation or interpretations of existing legislation or regulations, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land-owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders.

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 3 1 Company Profile - Solid Foundation 2 Rate Case Results - A Reset 3 Growth Outlook Remains Strong 4 Customer Initiatives and ESG Leadership 5 Financial Outlook - Sets Clear Expectations

A T A G L A N C E Arizona’s Largest Electric Company 4 $22BConsolidated assets $3.8BRevenues ~$8B Market cap ~6.3 GW Generating capacity owned or leased – year end 1.3MCustomers ~50%Current % from clean energy LargestNuclear plant in U.S. Service Territory1 Key Facts as of Dec. 31, 2021 1 As of December 31,2021 Arizona

Attractive Customer Mix and Shifting Generation Profile 5 Residential 50% Commercial & Industrial 49% Other >1% Demand Side Management 15% 1 As of December 31, 2021. Gas 29% Renewable 10% Purchased 5% Coal 16% Nuclear 25% Retail Sales Mix1 Energy Mix – Will Shift Going Forward1

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 6 1 Company Profile - Solid Foundation 2 Rate Case Results - A Reset 3 Growth Outlook Remains Strong 4 Customer Initiatives and ESG Leadership 5 Financial Outlook - Sets Clear Expectations

An Anomaly of a Rate Case, Unique in Many Ways ● Compelled by the ACC to file this rate case ● Required to fully litigate with more than 50 parties over 2 years ● Case carried out during a global pandemic requiring fully virtual hearings ● One of the primary components of this rate case request was for environmentally mandated investments in a legacy coal plant 7

Rate Case Outcome Disappointing, but Clarifies the Path Forward 8 APS (Rebuttal) ALJ (ROO) ACC Resolution Total Revenue Change (Base Rate and Adjustors) ($MM) $169 5.1% $3.6 0.1% $(4.8) (0.1)% Base Rate Increase/Decrease ($MM) $41 $(111.4) $(119.8) ROE 10.00% 9.16% 8.70% Return on Fair Value Increment 0.80% Implied 0.05% 0.15% Weighted Average Cost of Capital / Rate of Return on FVRB 7.33% / 5.51% 6.87% / 4.95% 6.62% / 4.77% Base Fuel Rate (¢/kWh) 3.1451 3.1451 3.1451 Post-Test Year Plant 12 Months 12 Months 12 Months SCRs and Deferral Include both Disallow both Partial Disallowance of $216M OMP and Deferral Include both Include asset; debt return on deferral Include asset; debt return on deferral Capital Structure 54.7% / 45.3% 54.7% / 45.3% 54.7% / 45.3% Residential On-Peak Time of Use 3 p.m. to 8 p.m. 3 p.m. to 8 pm. 4 p.m. to 7 p.m.

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 9 1 Company Profile - Solid Foundation 2 Rate Case Results - A Reset 3 Growth Outlook Remains Strong 4 Customer Initiatives and ESG Leadership 5 Financial Outlook - Sets Clear Expectations

Why We Are Optimistic About the Future 10 Key Reasons 5 1 4 2 Ability to navigate the regulatory environment over time Strong commitment to execute strategy 3 Robust economic growth in Arizona and our service territory A clear plan for a clean energy transition Solid long-term performance record

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 R E A S O N # 1 Last 10 Years: Strong Performance Track Record 11 EPS and Annualized Dividends Per Share Dividends per share 5% CAGR $3.40 $5.47 $3.45 $2.18 Earnings per share 5% CAGR

R E A S O N # 1 Record of Delivering On Our Promise to Provide Affordable Energy 12 Decrease in Average Residential Customer Bill Increase in Residential Electricity Demand (MWH) +9.0% Jan. 2018 to Dec. 2021 -5.0% Jan. 2018 to Nov. 2021

13 Annual Employment Growth Last Three Years1 Steady Housing Growth2 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 Single Family & Multifamily Housing Permits Maricopa County 8,425 43,378 2 Maricopa County population 4.5M, 62% of state population1 2019-2021 National Arizona (1)% 1% 18% CAGR R E A S O N # 2 Arizona Remains Among the Fastest Growing States in the U.S.

R E A S O N # 3 A Clear Plan for Clean Energy Transition 14 Progress Towards Meeting Clean Energy Commitment1 Pathway 2005 2019 2030 2050 Announced seasonal operations of Four Corners beginning 2023 Contracted for nearly 1400 MWs of clean energy and storage to be in service for APS customers by 2024 Charted course for healthy mix of APS-owned and third party- owned assets, to be continued through future planned RFPs 24% 50% 65% 100% 1 Since January 2020

R E A S O N # 2 Best-in-Class Service Territory Supports High Tech Growth and Economic Development 15 Our Approach: Focus on Four Main Areas Supports Influx of Tech and Data Centers – Examples • Business attraction and expansion • Community development • Entrepreneurial support • Infrastructure support • Microsoft Constructing 3 new mega data centers • Taiwan Semiconductor Began building $12B factory • KORE Power Building 1M sq ft lithium-ion manufacturing facility • Kohler Co. Building 1M sq ft manufacturing facility in Casa Grande Data centers are projected to create up to 640 MW of capacity needs by 2035

R E A S O N # 4 We Will Pursue Improvements in the Regulatory Environment 16 ✓ Filing a new rate case to reduce regulatory lag and improve the ROE ✓ Work with stakeholders on common issues including reducing regulatory lag and improving customer experience ✓ Continue to find alignment with the regulators ✓ Focus on customer affordability ✓ Appealing last rate case to clarify the prudency standard in Arizona

R E A S O N # 5 We Have Embraced a Customer-Centric Strategy 17 Deliver exceptional customer service Ensure superior reliability and operating performance, anchored in safety Make intelligent and clean investments to support a growing Arizona Preserve strong financial health while sustaining customer affordability Customer Focused

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 18 1 Company Profile - Solid Foundation 2 Rate Case Results - A Reset 3 Growth Outlook Remains Strong 4 Customer Initiatives and ESG Leadership 5 Financial Outlook - Sets Clear Expectations

E X A M P L E O F I N N O V A T I O N I N N I T I A T I V E Bringing the Residential Customer into the Advanced Economy 19 Initiatives • Award-winning program to promote installation of advanced smart thermostats – reduces demand during peak load window • Super off-peak electric vehicle charging rate equivalent to ~30¢ per gallon gasoline Potential Impact Demand Savings During Peak Afternoon Window Today Future 100-150 MW 300-500 MW

Customer Driven Initiatives Underway – A Few Examples 20 Take Charge AZ Customer Advisory Board • Pilot program to encourage electric vehicle adoption by installing charging stations • Installed more than 300 chargers in 2021 Energy Efficiency • Gathers direct insight from residential customers • Identify customer concerns to shape solutions • Demand response programs to reward shift of energy usage to lower-cost times – smart thermostats – residential battery systems – grid-interactive water heaters

E X A M P L E O F I N N O V A T I O N I N N I T I A T I V E Pilot Project Exploring Hydrogen as Potential Solution for Long Duration Storage 21 Collaborators • Palo Verde nuclear plant and Idaho National Laboratory Pilot Program • Examine long-term cost effectiveness of hydrogen production at utility scale Goal • Use of hydrogen for long term storage of energy 100% Plant Output Power to hydrogen - stored Power to grid Power to grid Power from storage to grid Possible Scenario for Palo Verde Nuclear Plant Mid-day Lower demand on grid Late afternoon/evening Peak demand Profile of Project

Leading ESG Practices Guide Our Approach – Snapshot ¹Pinnacle West is only one of two North American electric utility companies to achieve Leadership scores in both climate change and water security out of the 140-plus electric utilities that were scored through CDP’s questionnaires in 2021, with nearly 12,000 companies being scored in total. 2 Report dated April 27, 2021. 22 Environmental Social Governance One of two North American electric utility to achieve CDP Leadership scores for Water and Climate¹ MSCI ESG “AA” rating2 Reduced carbon by 26% since 2005 and retired over 1,000 MW of coal Launched new diversity, equity and inclusion strategy 44% of new hires ethnically or racially diverse Commitment to Support Coal Community Transition Plan 30% of independent directors gender or ethnically diverse ESG executive council Board oversight of strategy and risk

2018 2019 2025 2031 Coal Exit Strategy – 7 Years Earlier than Originally Projected 23 Coal Free 2038 Navajo 315 MW (now retired) Cholla 387 MW 2025 Remaining Four Corners 970 MW 20311 1Starting in 2023 and subject to the necessary approvals, Four Corners will move to a seasonal operating schedule that will further reduce annual carbon emissions at Four Corners by an estimated 20-25%.

Coal Exit and Expiring Purchase Contracts Will Create a 6,000 MW Supply-Demand Gap by 2035 ¹ Will need more additions than 6,000 MW due to new resources being paired to meet reliability requirements (i.e., solar with storage requires 100 MW solar plus 100 MW of storage). 24 0 2,000 4,000 6,000 8,000 10,000 12,000 2020 2023 2026 2029 2032 2035 Peak Capacity (MW) Existing Owned Resources Existing / Signed Contracts 6,000 MW¹ Closing the gap - opportunity

Key New Energy Sources to Achieve Goals 25 Initiatives • Solar generation • Wind generation • Gas as a bridge fuel • Demand-side management • Energy storage solutions • Innovation Resource Mix Change1 Today 2035 Coal 16% 0% Gas 29% 6%-17% Nuclear 25% 16% Purchased 5% 11% Renewable/ DSM 25% 56%-67% 1 As of December 31,2021

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 26 1 Company Profile - Solid Foundation 2 Rate Case Results - A Reset 3 Growth Outlook Remains Strong 4 Customer Initiatives and ESG Leadership 5 Financial Outlook - Sets Clear Expectations

2022 EPS driven by disappointing 2021 rate case outcome & other factors1 27 1 Amounts provided are the Company’s current projections. 2022 EPS Guidance of $3.90-$4.10 per share 2021 2022E $5.47 $4.00 Net effect of 2019 Rate Case Decision on Income $(0.90) $0.14 O&M/Other $(0.29) D&A Interest, net of AFUDC $(0.24) $(0.18) Pension & OPEB Non-service Credits, net O&M/Other O&M Sales Growth Price, Adjustors, Weather, & Other 2021 income tax benefit $ $ $ $ 0.17 0.16 (0.11) (0.08)

28 What Investors Can Expect From Us Moving Forward Strong EPS growth off 2022 Managing capital plan to support customer growth, reliability and clean transition Steady rate base growth Limiting equity dilution Declining O&M per kWh Dividend growth commitment Optimize our balance sheet in support of investment 1 2 3 4 5 6 7

E X P E C T A T I O N # 1 Projected 5-7% EPS Growth Off 20221 29 Long-Term Upside PotentialLong-Term Outlook Remainder of SCRs in rates Acceleration of clean energy transition Economic Development driving sales and customer growth Continued cost management Reduction of regulatory lag 5-7% EPS CAGR 1 Amounts provided are the Company’s current 5-year compound annual growth rate projections

$170 $175 $185 $190 $595 $510 $530 $500 $263 $250 $210 $210 $260 $340 $330 $560 $214 $250 $270 $190 2021 2022E 2023E 2024E Other Generation Clean Generation Transmission Distribution Other Total 2022-2024 $4.7B $1.5B $1.53B $1.53B $1.65B 30 2022–2024 as disclosed in the 2021 Annual Report on Form 10-K. E X P E C T A T I O N # 2 Managing Capital Plan to Support Customer Growth, Reliability and Clean Transition

Total Approved Rate BaseAPS Rate Base Growth Guidance Year-End 31 ACC FERC Rate Effective Date 12/01/2021 6/1/2021 Test Year Ended 06/30/20191 12/31/2020 Rate Base $8.6B $1.8B Equity Layer 54.7% 51.6% Allowed ROE 8.7% 10.75% 1 Adjusted to include post test-year plant in service through 06/30/2020 Rate base $ in billions, rounded $9.1 $11.2 $1.8 $2.4 2020 2021 2022 2023 2024 Projected ~5-6% Annual FERC ACC $10.9 $13.6 E X P E C T A T I O N # 3 Steady Rate Base Growth

Forecasted sources of capital to fund investments through 2024 32 Approx. $3 billion Approx. $1 billion $4.7 billion APS Debt2 PNW Debt2 Cash from Operations1 $200-$300 million $400-$500 million 1 Cash from operations is net of shareholder dividends. 2 APS and PNW debt issuance is net of maturities. Total Capital Investment PNW Equity/ Alternatives E X P E C T A T I O N # 4 No Plans to Issue Equity Before End of Next Rate Case

33 2021 2022 2023 2024 $29/MWh O&M per MWh Total O&M1 2021: $865M 2022: $820M-$840M 1 Total O&M amounts exclude RES/DSM, and include planned outage amounts of $54M in 2021 and $40M-$50M in 2022. E X P E C T A T I O N # 5 Our Goal is Flat Total O&M and Declining O&M per MWh

E X P E C T A T I O N # 6 Continue Our Track Record of Consistent Dividend Growth1 34 $2.18 $3.40 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Indicated Annualized Dividend Dividend Targets • Committed to long-term dividend growth • Attractive dividend yield • Managing long term dividend payout ratio to 65-75% 5% CAGR 1 Future dividends are subject to declaration at Board of Directors’ discretion.

35 $M PNW Long-Term DebtAPS Long-Term Debt $0 $200 $400 $600 $800 $1,000 $1,200 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041 2043 2045 2047 2049 As of December 31, 2021 E X P E C T A T I O N # 7 Strong Balance Sheet with Attractive Long-Term Debt Maturity Profile

36 Corporate Ratings Senior Unsecured Ratings Short-Term Ratings Outlook APS1 Moody’s A3 A3 P-2 Negative S&P BBB+ BBB+ A-2 Negative Fitch BBB+ A- F2 Negative Pinnacle West1 Moody’s Baa1 Baa1 P-2 Negative S&P BBB+ BBB A-2 Negative Fitch BBB+ BBB+ F2 Negative Balance Sheet Targets • Strong investment grade credit ratings • APS equity layer >50% • FFO/Debt range of 16%-18% 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Ratings are as of February 25, 2022. E X P E C T A T I O N # 7 Our Credit Ratings Support Growth Opportunities

Attractive Financial Profile Beyond 20221 37 • Deferring equity issuance • Reducing O&M • Optimizing balance sheet Management Actions ~5% Committed to growing dividend Dividend YieldEPS Growth 5-7% Target 10-12% Total Shareholder Return 1 Amounts provided are the Company’s current projections

I N S U M M A R Y We are Optimistic for the Future: The Growth Story Remains Intact 38 • Building on proven long-term, 10-year track record • Working to improve regulatory environment over time • Service territory is among the fastest growing in the U.S. • Executing on clear growth strategy including transition to clean energy • Attractive financial profile building from 2022

APPENDIX

ESG Leadership – 2021 Recognitions ¹ As of April 27, 2021 40 Training Magazine 2021 Top 100 Learning and Development Organization US Women in Nuclear Leadership Award MSCI Upgrades Pinnacle West’s ESG Rating to AA1 A- Score for Climate Change and Water Security 2021 Inclusive Workplace Award Named to the annual ranking of the world’s Top 100 Green Utilities by